UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2005

                             LORETTA FOOD GROUP INC.
             (Exact name of registrant as specified in its charter)

          Delaware                   0 - 50752            98-0404764
(State or other jurisdiction of (Commission File (I.R.S. Employer Identification
incorporation or organization)        Number)                 Number)

            2405 Lucknow Drive, Mississauga, Ontario, Canada, L5S 1H9
                    (Address of principal executive offices)

                                 (905) 678-9250
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[X] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENTS

A) DUNDEE ENGAGEMENT:

On April 15, 2005, Loretta Food Group Inc. ("LFG" or the "Company"), a Delaware corporation, executed an engagement agreement (the "Engagement Agreement") with Dundee Securities Corporation ("Dundee" or the "Agent"), a Canadian investment dealer. A copy of the Engagement Agreement is attached as Exhibit 10.12 hereto. The following is a summary of the terms and conditions of the Engagement
Agreement:

i) The Company appointed Dundee and Dundee agreed to act, on a best-efforts basis, as the Company's exclusive private placement agent with respect to the private placement (the "Private Placement Offering") of a minimum of 5,555,400 and a maximum of 11,111,100 (Canadian Dollars) subscription receipts of the Company ("Subscription Receipts") at a price of $0.27 (Canadian Dollars) per Subscription Receipt for a minimum of $1,500,000 and a maximum of $3,000,000 (Canadian Dollars), pursuant to available prospectus exemptions under applicable securities laws in the relevant jurisdictions, including, but not limited to, Regulation S of the Securities Act of 1933, as amended.

ii) Each Subscription Receipt that, immediately prior to the Going Public Closing Date (as defined below), will be converted into one-third of one share of the Company's common stock (each whole share, a "Common Share") (or in the circumstances described below, 0.3667 Common Shares).

iii) the closing date of the Private Placement Offering shall be on or about May 27, 2005, or such later date as the Company and the Agent agree (the "Closing Date").

iv) the Company undertakes to use its best efforts to complete the going-public event (a "Public Listing Event") whether by reverse take-over, merger, consolidation, reorganization, sale or exchange of assets, or similar transaction or transactions, to cause the Common Shares (or those of a successor company) to be listed on a senior stock exchange such as the NASDAQ Small Cap stock exchange, the Toronto Stock Exchange or the TSX Venture Exchange within six months from the initial Closing Date of the Offering.

v) if a Public Listing Event is not completed within four months from the closing of the Private Placement Offering in escrow but is completed within six months of such closing (or such later date as may be agreed to by the Agent and the Company) from the closing date of the Private Placement Offering, purchasers of Subscription Receipts pursuant to the Private Placement Offering will be entitled to receive 0.3667 Common Shares on exchange of the Subscription Receipts in lieu of one-third of one Common Share. The date of closing of the Public Listing Event shall be defined herein as the "Going Public Closing Date".

vi) The net proceeds of the Private Placement Offering will be placed in escrow pursuant to an escrow agreement among the Company, Dundee and an escrow agent which shall provide that such funds shall not be released to the Company until the Going Public Closing Date. In the event that a Public Listing Event is not completed prior to the 6 month anniversary closing of the Private Placement Offering in escrow, holders of Subscription Receipts shall be entitled to remove their respective subscription funds from escrow. The Company agrees to provide the necessary funds to cover any shortfall between the amount held in escrow and the amount to be returned to subscribers (not to exceed the amount of the Agent's commission and expenses).

vii) Agent's Compensation. The Agent shall receive a cash commission of 8% of the gross proceeds of the Private Placement Offering and options ("Broker Warrants") to acquire such number of Common Shares equal to 10% of one-third of the number of Subscription Receipts sold under the Private Placement Offering by the Agent, at a price of $0.81 (Canadian Dollars) per Common Share, exercisable until the 18 month anniversary of the Closing Date.

viii) Expenses. The Company will be responsible for all the Agent's reasonable out-of-pocket expenses in connection with the Private Placement Offering, including, but not limited to, the reasonable fees, disbursements and taxes of the Agent's Canadian legal counsel (who may also act for the purchasers) to a maximum of $75,000 (Canadian Dollars) plus disbursements and applicable taxes, the reasonable fees and disbursements and taxes of the Agent's United States legal counsel to a maximum of $10,000 (Canadian Dollars) and any reasonable advertising, printing, courier, telecommunications data search, "roadshow" presentations, travel and other expenses the Agent.

ix) At the closing of the Private Placement Offering in escrow (the "Closing"), the Agent will deduct the Agent's Compensation and Expenses, from the gross proceeds of the Private Placement Offering.

B) LETTER AGREEMENT WITH TREMBLANT:

On April 15, 2005, the Company executed a letter agreement (the "Letter Agreement") with CPVC Tremblant Inc. ("Tremblant"), an Alberta corporation, and certain holders of the Company's common stock, Class A preferred shares ("Class A Preferred Shares") of Monaco (Canada) Inc. ("MCI") and Exchangeable Shares ("Exchangeable Shares") of MG Holdings Inc. ("MGH"). MCI and MGH are wholly-owned subsidiaries of the Company.

ABOUT TREMBLANT. Tremblant is a capital pool company that completed its initial public offering on August 30, 2004. The common shares of Tremblant (the "Tremblant Common Shares") are listed on the TSX Venture Exchange Inc. ("TSX Venture"). Tremblant currently has outstanding 9,700,000 Tremblant Common Shares and stock options to acquire 970,000 Tremblant Common Shares at a price of $0.25 per share (the "Tremblant Stock Options") until May 31, 2009. Tremblant also has outstanding agent's options to acquire 300,000 Tremblant Common Shares at a price of $0.25 per share (the "Tremblant Agent's Options") until February 28, 2006. As at February 28, 2005, Tremblant had cash assets net of liabilities of in excess of approximately $1,700,000 (Canadian Dollars).

As of the date hereof, LFG has 6,612,500 common shares (the "LFG Common Shares") issued and outstanding, including 600,000 pledged LFG Common Shares held in escrow as security for certain lease payments pursuant to the terms and conditions of a lease agreement, and no stock options, warrants, anti dilution or other rights to purchase LFG Common Shares outstanding, other than 930,000 stock options (the "LFG Options"), each entitling the holder to acquire one LFG Common Share at prices ranging from $1.00 per share to $4.00 per share.

A copy of the Letter Agreement is attached as Exhibit 10.13 hereto. The following is a summary of the terms and conditions of the Letter Agreement:

i) Tremblant has agreed to acquire all the issued and outstanding shares of LFG Common Shares, Class A Preferred Shares, and Exchangeable Shares (the "Acquisition"). The Acquisition is expected to constitute a Qualifying Transaction ("Qualifying Transaction") of the Tremblant as defined in Policy 2.4 of the TSX Venture Corporate Finance Manual.

ii) Assuming the completion of the maximum Private Placement Offering of 11,111,000 Subscription Receipts and the exchange of said Subscription Receipts into 3,703,700 LFG Common Shares:

     (A) the holders of the LFG Common Shares will receive three (3) Tremblant Common Shares with a deemed value of $0.27 (Canadian Dollars) per share for each share owned for an aggregate of 30,948,600 Tremblant Common Shares;

     (B) the holders of the Class A Preferred Shares will receive 50,000,000 Tremblant Common Shares with a deemed value of $0.27 (Canadian Dollars) per share;

     (C) the holders of the Exchangeable Shares will receive 4,500,000 Tremblant Common Shares with a deemed value of $0.27 (Canadian Dollars) per share;

     (D) certain of the outstanding LFG Options shall be replaced with 1,740,000 stock options of Tremblant, with an exercise price of no less than $0.40 per share, and the outstanding LFG Agent's Options will be replaced with 1,111,100 agents options of Tremblant, with an exercise price of $0.27 per share; and

     (E) 350,000 of the LFG Options will be cancelled and replaced with share purchase warrants of Tremblant with terms to be determined.

iii) Tremblant has also agreed to continue under the laws of the Canada (the "Continuance"), to change its name to a name to be determined by LFG (the "Change of Name"), and after completion of the Acquisition to consolidate the Tremblant Common Shares on the basis of one new common share for each five existing Tremblant Common Shares (the "Consolidation"), all subject to shareholder and regulatory approval.

iv) The completion of the Acquisition is subject to compliance with United States Securities and Exchange Commission regulations, the approval of TSX Venture and all other necessary regulatory approval. The completion of the Acquisition is also subject to additional conditions precedent, including: (i) shareholder approval of the Tremblant for the Acquisition, the Continuance, the Change of Name, and the Consolidation; (ii) shareholder approval of LFG, if required pursuant to applicable corporate law; (iii) satisfactory completion of due diligence reviews by the parties; (iv) board of directors approval of the Tremblant and LFG; (v) the entering into of a formal share exchange agreement and lock-up agreements with sufficient holders of the issued and outstanding LFG Common Shares and 100% of the shares of MGH and MCI not owned by LFG; (vi) the entering into of employment agreements and non-competition agreements with certain key personnel of LFG; (vii) the completion of the Private Placement Offering for minimum proceeds of $1,500,000 (Canadian Dollars); and (viii) certain other conditions.

v) The parties agree the date of closing of the Acquisition will occur within seven (7) business days of the receipt of the shareholder approval of each of Tremblant and LFG for the Acquisition, as required under corporate law, and in any event not later than September 30, 2005.

vi) After completion of the Acquisition, management of Tremblant is expected to consist of Al Burgio as President and Chief Executive Officer, William Moore as Chief Financial Officer, Tyrone Ganpaul as Vice-President of Sugar Operations, and J. Michael Fish as Vice-President of Flour and Baking Mix Operations.

vii) After completion of the Acquisition, the Tremblant board of directors is expected to consist of eight members, being William L. Hess and Alain Lambert both current directors of Tremblant, as well as Al Burgio, Leo Couprie, William Fatica, Gerry Quinn, William Rancic and Joel Sebastian all current directors of the Company.

Alain Lambert is the President, Chief Executive Officer, Chief Financial Officer, Secretary and a Director of the Tremblant. Mr. Lambert has been a Managing Partner of Canadian Public Venture Capital Group since March 2003. He has also been the President of One and Company Communications Inc., a private holding company, since February 2002. He was a Managing Partner of Trilogy Integrated Investor Relations Inc., an investor relations firm, from July 1998 to May 2001. Mr. Lambert holds a Bachelor of Laws degree (LL.B.) from the University of Montreal and a diploma of collegial studies, specializing in administration from the College Jean-de-Brebeuf, Montreal, Quebec. In 1986, Mr. Lambert was admitted to the Quebec Bar Association after having articled with Phillips & Vineberg, Barristers & Solicitors. From December 1998 to December 2001, he was a Director of Wotan Capital Inc., a junior capital pool company listed on TSX Venture that completed its Major Transaction and changed its name to International Technologies Corporation. He was the President, Chief Executive Officer, Chief Financial Officer and a Director of Alouettes 1974 Capital Inc., a capital pool company listed on TSX Venture, from September 2000 to December 10, 2001, when it completed its Qualifying Transaction and changed its name to Caxton Group Inc. and is now Pareto Corporation. Mr. Lambert was a Director of KeyWest Energy Corporation, a public oil and gas company listed on TSX, from December 1998 until February 2003 when the company was sold. From July 2003 until November 2003, Mr. Lambert was the President, Chief Executive Officer and a Director of Canadian Public Venture Equities I Inc., a capital pool company listed on TSX Venture that completed its Qualifying Transaction and is now Vanguard. From March 2003 to June 2004, Mr. Lambert was the President, Chief
Executive Officer and a Director of Canadian Public Venture Capital I Inc., a capital pool company that completed its Qualifying Transaction and changed its name to NordTech Aerospace Inc. Mr. Lambert is currently a Director of Luke Energy Ltd. and Vanguard, public companies listed on TSX, the Vice-Chairman of the Board of Directors of Multi-Glass International Corp., a public company listed on TSX Venture, as well as a Director of NordTech Aerospace Inc., a public company listed on TSX Venture. Mr. Lambert is also currently a Director of Lyrtech Inc., a public company listed on TSX Venture. He is also currently the President and Chief Executive Officer of Canadian Public Venture Finance I Inc., a capital pool company listed on TSX Venture. Mr. Lambert is also the President, Chief Executive Officer and a Director of Damian Capital Corp., a public company listed on the NEX board of TSX Venture.

William L. Hess, Q.C., is a Director of the Tremblant. Mr. Hess has been a Managing Partner of Canadian Public Venture Capital Group since March 2003. He has also been a consultant to the Mendelsohn law firm in Montreal, Quebec since May 2002. He was the President of the Canadian Venture Exchange (now TSX Venture) from its inception in November 1999 until January 2002. From 1992 to 1999, he was the Chairman of the Alberta Securities Commission. Mr. Hess holds a Bachelor of Laws degree (LL.B.) from the University of Ottawa and a Bachelor of Arts degree (B.A.) from Queen's University, Kingston, Ontario. He was called to the bar in Ontario in 1979 and in Alberta in 1981. He was appointed Queen's Counsel in 1993. Mr. Hess was the Chairman and a Director of Canadian Public Venture Equities I Inc., a capital pool company listed on TSX Venture that completed its Qualifying Transaction. From March 2003 to June 2004, Mr. Hess was the Chairman and a Director of Canadian Public Venture Capital I Inc., a capital pool company that completed its Qualifying Transaction and changed its name to NordTech Aerospace Inc. Mr. Hess is currently a Director of Canex Energy Inc. and Environmental Applied Research House - EARTH (Canada) Corporation, public companies listed on TSX Venture. Mr. Hess is also currently a Director of Vanguard and the Chief Financial Officer, Secretary and a Director of Canadian Public Venture Finance I Inc., a capital pool company listed on TSX Venture. Mr. Hess is also currently a Director of Damian Capital Corp., a public company listed on the NEX board of TSX Venture.

The principal shareholders of Tremblant after the completion of the Acquisition, as presently negotiated, shall be Burgio Family Holdings Inc., and its majority-owned subsidiary, ALBAR Capital Corp., each expected to own 20,640,000 and 35,000,000 of the outstanding Tremblant Common Shares, respectively, representing 21.69% and 35.78% of the outstanding Tremblant Common Shares, respectively, assuming the completion of the maximum Private Placement. Burgio Family Holdings Inc., currently the largest shareholder of the Company, owns 1,880,000 LFG Common Shares. Burgio Family Holdings Inc. and ALBAR Capital Corp. currently own 3,000,000 and 7,000,000, respectively, of the outstanding Class A Preferred Shares, representing 30% and 70%, respectively, of the outstanding Class A Preferred Shares.

In addition to William L. Hess and Alain Lambert, Tremblant's board of directors also includes Robert E. Brown and Luc Filiatreault as of the date hereof. Subject to the completion of the Acquisition, Mr. Brown and Mr. Filiatreault shall resign at such time.

Robert E. Brown is the President and Chief Executive Officer of CAE Inc., a public provider of simulation technologies and training services listed on The Toronto Stock Exchange ("TSX") and the New York Stock Exchange ("NYSE"). From May 2003 to September 2004, Mr. Brown was the Chairman of the Board of Directors of Air Canada. Mr. Brown is also currently a Director of Nortel Networks Corporation and ACE Aviation Holdings Inc., as well as the Chairman of the Board of Allen-Vanguard, a public company listed on TSX. Mr. Brown is also the Chairman and a Director of Canadian Public Venture Finance I Inc., a capital pool company listed on TSX Venture. Mr. Brown is also currently a Director of Damian Capital Corp., a public company listed on the NEX board of TSX Venture. From 1971 to 1987, he held a number of senior positions with the Public Service of Canada, including his last post as Associate Deputy Minister in the Department of Regional and Industrial Expansion. Mr. Brown joined Bombardier Inc. ("Bombardier"), a public company listed on TSX, as Vice-President, Corporate Development in February 1987. Two years later, he was promoted to Senior Vice-President responsible for corporate development, as well as for strategic planning. In 1990 he was assigned to the aerospace sector of Bombardier, first as President of Canadair, then as President of the Aerospace Group - North America, and finally as President and Chief Operating Officer of Bombardier Aerospace, the unit responsible for all of Bombardier's activities in this sector. Under his leadership, Bombardier Aerospace grew to become the third largest civilian aircraft manufacturer in the world, and the largest supplier of jet aircraft for regional air transportation. From February 1999 to December 2002, Mr. Brown was the President and Chief Executive Officer of Bombardier. Under his presidency, Bombardier positioned itself as the world leader of the rail transportation equipment industry. In addition, during the period he was President and Chief Executive Officer, Bombardier was twice voted Canada's most respected company in a Globe and Mail poll of Canadian chief executive officers. Mr. Brown has received an honorary Doctorate of Laws from Royal Roads University in British Columbia, from the Faculty of Engineering and Applied Science at Ryerson University in Toronto, Ontario, from the University of Ottawa's Faculty of Management and from the University of Montreal, as well as a Doctorate of Laws honoris causa from Concordia University, Montreal, Quebec. Mr. Brown holds a Bachelor of Science Degree from the Royal Military College, Kingston, Ontario. He also attended the Advanced Management Program at the Harvard University Business School, Boston Massachusetts.

Luc Filiatreault is the President and Chief Executive Officer of NordTech Aerospace Inc., a public company listed on TSX Venture. Mr. Filiatreault is a graduate of Physics Engineering from Laval University, Quebec City, Quebec, as well as a licensed pilot. Mr. Filiatreault has held various positions with Informission Group Inc. (now nurun Inc.) from April 1988 until June 2000, which is a public company (TSX:IFN) that specializes in electronic marketing and business application solutions. Mr. Filiatreault continues to serve as a Director of nurun Inc. Prior to founding NordTech Aerospace Inc. in 2002, Mr. Filiatreault was the President and Chief Operating Officer of Bellzinc Corporation Inc., a subsidiary of BCE Inc. (TSX:BCE), from August 2000 to July 2002. Bellzinc Corporation Inc. is a business to business portal providing services to small and medium businesses in Canada.

C) SPONSORSHIP AGREEMENT WITH RAYMOND JAMES:

On April 15, 2005, the Company executed a sponsorship agreement (the "Sponsorship Agreement") with Raymond James Ltd. ("Raymond James" or the "Sponsor"), a Canadian investment dealer. A copy of the Sponsorship Agreement is attached as Exhibit 10.14 hereto.

The  following  is a  summary  of the terms and  conditions  of the  Sponsorship
Agreement:

i) Raymond James, subject to completion of satisfactory due diligence, has agreed to act as sponsor in connection with the Acquisition; and

ii) the Sponsor shall provide a sponsor report ("Sponsor Report") as required by Policy 2.2 of the TSX Venture, which Sponsor Report shall be provided by the date of the closing of the Qualifying Transaction to be no later than September 30, 2005, or as otherwise agreed between Tremblant and Loretta.

On April 20, 2005, the Company issued a press release with respect to the Letter Agreement, Engagement Agreement, and the Sponsorship Agreement. A copy of the press release is attached as Exhibit 99.5 hereto.

THE DISCLOSURE IN THIS REPORT IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL SECURITIES IN ANY JURISDICTION. ANY SOLICITATION OR OFFER TO BUY LFG'S COMMON STOCK WILL BE MADE, IF AT ALL, PURSUANT TO AN OFFER TO PURCHASE AND RELATED MATERIALS TO BE CONSTRUCTED AND DISTRIBUTED AT A FUTURE DATE. STOCKHOLDERS SHOULD READ ANY SUCH MATERIALS CAREFULLY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF ANY OFFER. STOCKHOLDERS WILL BE ABLE TO OBTAIN THE OFFER TO PURCHASE AND RELATED MATERIALS WITH RESPECT TO ANY TENDER OFFER, IF APPLICABLE, FREE AT THE SEC'S WEBSITE AT WWW.SEC.GOV.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit Number                        Description

10.12 Engagement Agreement, dated April 15, 2005, between Dundee Securities Corporation and Loretta Food Group Inc.

10.13              Letter  Agreement,   dated  April  15,  2005,   between  CPVC
                   Tremblant Inc. and Loretta Food Group Inc.

10.14 Sponsorship Agreement, executed on April 15, 2005, between Raymond James Ltd., CPVC Tremblant Inc. and Loretta Food Group Inc.

99.5               Press Release dated April 20, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. Loretta Food Group Inc. (Registrant)

/s/ Al Burgio
-----------------------
Al Burgio
Chief Executive Officer
(Duly Authorized Officer)
Date: April 20, 2005

                                  EXHIBIT INDEX


Exhibit Number                        Description

10.12 Engagement Agreement, dated April 15, 2005, between Dundee Securities Corporation and Loretta Food Group Inc.

10.13              Letter  Agreement,   dated  April  15,  2005,   between  CPVC
                   Tremblant Inc. and Loretta Food Group Inc.

10.14 Sponsorship Agreement, executed on April 15, 2005, between Raymond James Ltd., CPVC Tremblant Inc. and Loretta Food Group Inc.

99.5               Press Release dated April 20, 2005